UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23787

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Constitution Capital Access Fund, LLC
(Exact name of registrant as specified in charter)

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300 Brickstone Square, 7th Floor
Andover, Massachusetts 01810
(Address of principal executive offices) (Zip code)

Rob Hatch
Constitution Capital PM, LP
300 Brickstone Square, 7th Floor
Andover, Massachusetts 01810
(Name and address of agent for service)

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Registrant’s telephone number, including area code: (855) 551-2276

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.      REPORTS TO STOCKHOLDERS.

(a)      The Report to Shareholders is attached herewith.

Constitution Capital Access Fund, LLC

Institutional-Quality Private Equity Portfolio, Through a Single Allocation

Constitution Capital PM, L.P.

March 2023

Constitution Capital Access Fund, LLC
Table of Contents For the Period October 1, 2022 (Commencement of Operations) through March 31, 2023

Constitution Capital Access Fund, LLC
Manager’s Discussion and Analysis of Fund Performance March 31, 2023 (Unaudited)

Dear Shareholders,

Constitution Capital Partners (an affiliate of Constitution Capital PM, L.P.) is pleased to present the inaugural Constitution Capital Access Fund, LLC (the “Fund”) annual report for its six months of operations during the fiscal year ended March 31, 2023. The Fund launched on October 1, 2022 and produced a six month return of 6.10% (12.83% annualized return*) during a turbulent market environment. The Fund finished the fiscal year with net assets of $595.71 million and fair market value of investments of $632.71 million.

Management commentary

The fourth quarter 2022 and first quarter 2023 were characterized by a tapering of post-pandemic growth momentum, commodity and labor inflation weighing on corporate margins, increased cost of debt constricting free cash flow and lower transaction volumes. During this time, public markets exhibited volatility with the MSCI World Index (the “Index”) returning -5.0% and -3.3% two out of the six months since the Fund’s launch. We are pleased to report that the Fund exhibited lower volatility than the Index over this timeframe, and delivered positive returns despite the turbulent macroeconomic environment.

The Fund’s performance during the six-month period ended March 31, 2023 was driven primarily by increases in the fair market value of Direct Equity Investments, followed by performance of Primary Investments and augmented by favorable movements in foreign exchange.

The Fund was able to execute on its mandate of providing a seasoned, diversified portfolio to its investors. In the first six months of operations, the Fund’s Primary and Secondary Investments generated $65 million in distributions against $19 million of capital calls, producing net cash flows of $46 million. This net cash flow is a testament to the Fund’s focus on mitigating the “J-curve” through portfolio construction and vintage diversification (although past performance is no guarantee of future results).

The Fund completed five Direct Equity Investments in the six months since its launch on October 1, 2022 through new platform and follow-on activity, resulting in $53 million of new capital commitments. The Direct Equity Investment activity reflects the Fund’s commitment to its target asset allocation of 60% Direct Investments, 20% Primary Investments and 10-20% Secondary Investments. Subsequent to the fiscal year ended March 31, 2023, the Fund completed three additional Direct Equity Investments totaling $15 million in commitments.

Of the new investments completed during the fiscal year partial period, four were in North America and one was in Europe. The Fund continues to seek opportunities on a global basis with primary exposure in North America. As of March 31, 2023, the top four sector exposures in the Fund are as follows: Healthcare (19%), Industrials (17.0%)2, Information Technology (16%) and Consumer Discretionary (15%). Constitution Capital Partners continues to favor investments in the healthcare, industrials & business services and consumer sectors.

Outlook and portfolio positioning

In times of economic uncertainty, we remain focused on our cycle-tested approach of investing in middle market opportunities with (i) well-established leadership, (ii) organizational depth, (iii) secular tailwinds and durability, (iv) attractive financial profile with regard to growth, profitability, capital intensity and liquidity, (v) prudent levels of debt relative to comparable companies, (vi) entry enterprise valuations at a discount to public comparable companies and precedent transactions, and (vii) clear and actionable value creation plans that minimize downside exposure.

We continue to have conviction in this approach and are prepared to capitalize on market dislocation that may yield opportunities for outsized growth and returns.

We appreciate the trust and confidence you have demonstrated in Constitution Capital Partners by your investment in the Fund. Thank you for your continued support. If you have any additional questions or comments, we invite you to contact us at info@ccaf.com.

Sincerely,

Constitution Capital Partners

*  Annualized return was calculated based on the Fund’s performance for the six-month period and may not be indicative of actual performance over a full year period.

1   NAV and FMV of investments subject to the completion of the audit.

2   Inclusive of Industrials, Materials and Utilities.

Constitution Capital Access Fund, LLC
Manager’s Discussion and Analysis of Fund Performance March 31, 2023 (Unaudited) (Continued)

This graph compares a hypothetical $500,000 investment in the Fund’s Class I Shares with a similar investment in the MSCI World Index. This index does not serve as a benchmark for the Fund and is shown for illustrative purposes only. The Fund does not have a designated performance benchmark. Results include the reinvestment of all dividends and capital gains. The index does not reflect expenses, fees, or sales charges, which would lower performance.

The MSCI World Index captures large and mid-cap representation across 23 Developed Markets (DM) countries. With 1,507 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The index is unmanaged and it is not available for investment.

Total Returns as of March 31, 2023	Since Inception
Class A Shares (Inception Date 11/01/2022)	5.19%
Class D Shares (Inception Date 11/01/2022)	5.19%
Class I Shares (Inception Date 10/01/2022)	6.10%
MSCI World Index (Inception Date 10/01/2022)	15.75%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Performance reflects waivers and reimbursements in effect, without which performance would have been lower. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1-855-551-2276.

Constitution Capital Access Fund, LLC
Manager’s Discussion and Analysis of Fund Performance March 31, 2023 (Unaudited) (Continued)

Constitution Capital PM, LP (the “Adviser”) has entered into an expense limitation agreement and reimbursement agreement (the “Expense Limitation Agreement”) with the Fund, whereby, for at least one-year from commencement of operations, the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction related expenses arising out of investments made by the Fund, extraordinary expenses, the Incentive Fee, and any acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 2.95%, 2.25% and 2.50% of the average daily net assets of Class A Shares, Class I Shares and Class D Shares, respectively (the “Expense Limit”). Because taxes, leverage interest, brokerage commissions, dividend, and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.95%, 2.25% and 2.50% for the Class A Shares, Class I Shares and Class D Shares, respectively. For the Fund’s current expense ratios, please refer to the Financial Highlights Section of this report.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Report of Independent Registered Public Accounting Firm

To the Board of Managers and Shareholders of
Constitution Capital Access Fund, LLC

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Constitution Capital Access Fund, LLC and its subsidiaries (the “Fund”) as of March 31, 2023, and the related consolidated statements of operations, changes in net assets, and cash flows for the period October 1, 2022 through March 31, 2023, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, and the results of its operations, changes in its net assets, its cash flows for the period October 1, 2022 through March 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian and underlying investment fund managers; when replies were not received from the underlying investment fund managers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

May 30, 2023

We have served as the Fund’s auditor since 2022.

Constitution Capital Access Fund, LLC
Consolidated Schedule of Investments March 31, 2023
Investments — 106.3%	Sector	Investment Type	Acquisition Date	Shares	Fair Value
Direct Investments — 37.9%
Direct Equity — 37.9%
Asia — Pacific — 3.4%
SLP Rainbow Co-Invest, L.P.*[1,2,7]	Consumer Staples	Limited partnership interest	10/1/2022		$11,308,208
SLP Redwood Co-Invest, L.P.*[1,2,7]	Communication Services	Limited partnership interest	10/1/2022		8,780,234
Total Asia — Pacific					20,088,442

Europe — 15.8%
Bach Co-investment L.P.1*[1,2,7]	Consumer Discretionary	Limited partnership interest	10/1/2022		27,636,427
EQT VIII Co-Investment (D) SCSp*[1,2,7,8]	Health Care	Limited partnership interest	10/1/2022		14,561,386
Kirk Beauty Co-Investment Limited Partnership*[1,2,7,8]	Consumer Discretionary	Limited partnership interest	10/1/2022		6,641,513
Mayfair Olympic Holdco Limited*[1,2,7,8]	Utilities	Ordinary Shares	10/1/2022	1,243,556	9,383,867
Neptune Co-Investment, L.P.[1,2,3,7]	Energy	Limited partnership interest	10/1/2022		7,677,873
SLP Jewel Co-Invest, L.P.*[1,2,7]	Consumer Discretionary	Limited partnership interest	10/1/2022		5,401,198
SLP Mistral Co-Invest, L.P.*[1,2,7]	Financials	Limited partnership interest	10/1/2022		16,197,023
SLP Zephyr Investors, L.P.*[1,2,7]	Communication Services	Limited partnership interest	10/1/2022		6,723,906
Total Europe					94,223,193

North America — 18.7%
ACP Canopy Co-Invest LLC*[1,2,7]	Health Care	Limited liability company interest	11/1/2022	20,182	20,081,967
Ares EPIC Co-Invest Delaware Feeder, L.P.*[1,2,3]	Energy	Limited partnership interest	10/1/2022		5,060,614
Ares EPIC Co-Invest II L.P.*[1,2,3,7]	Energy	Limited partnership interest	10/1/2022		10,328,144
Carlyle Sabre Coinvestment, L.P.*[1,2,7]	Industrials	Limited partnership interest	10/1/2022		11,209,835
CC AEC Co-Invest L.P.*[1,2,7]	Health Care	Limited partnership interest	10/1/2022	5,000	5,001,002
Ergotron Investments, LLC*[1,2,7]	Industrials	Common Shares	10/1/2022	50,000	6,104,917
Ishtar Co-Invest-B LP*[1,2,3,7]	Consumer Staples	Limited partnership interest	11/4/2022		16,395,447
Oshun Co-Invest-B LP*[1,2,3,7]	Consumer Staples	Limited partnership interest	11/4/2022		4,684,353
SLP Blue Co-Invest, L.P.*[1,2,7]	Information Technology	Limited partnership interest	10/1/2022		8,356,235
SLP West Holdings Co-Invest II, L.P.[1,2,5]	Communication Services	Limited partnership interest	10/1/2022		7,518,809

See accompanying notes to the consolidated financial statements.

Constitution Capital Access Fund, LLC
Consolidated Schedule of Investments March 31, 2023 (Continued)
Investments — 106.3%	Sector	Investment Type	Acquisition Date	Shares	Fair Value
Direct Investments (Continued)
Direct Equity (Continued)
North America (Continued)
TPG VII Renown Co-Invest II, L.P.*[1,2,7]	Consumer Discretionary	Limited partnership interest	10/1/2022		$3,596,579
WPP Fairway Aggregator B, L.P. — Class A*[1,2,7]	Consumer Staples	Preferred Units	10/1/2022	12,500	13,120,380
WPP Fairway Aggregator B, L.P. — Class B*[1,2,7]	Consumer Staples	Common Units	10/1/2022	12,500	214,201
Total North America					111,672,483
Total Direct Equity					225,984,118
Total Direct Investments (Cost $211,097,781) — 37.9%					225,984,118

Investment Funds — 67.0%
Asia — Pacific — 5.9%
The Baring Asia Private Equity Fund VI, L.P.2*[1,2,3,7]		Limited partnership interest	10/1/2022		11,222,862
The Baring Asia Private Equity Fund VII, SCSp[1,2,3,7]		Limited partnership interest	10/1/2022		23,820,533
Total Asia — Pacific					35,043,395

Europe — 18.6%
CVC Capital Partners VI (D) S.L.P.[1,2,3,7,8]		Limited partnership interest	10/1/2022		13,691,883
CVC Capital Partners VII (A) L.P.[1,2,3,7,8]		Limited partnership interest	10/1/2022		23,376,402
EQT IX (No.1) EUR SCSp*[1,2,3,7,8]		Limited partnership interest	10/1/2022		13,005,331
EQT VII (No.1) Limited Partnership*[1,2,3,7,8]		Limited partnership interest	10/1/2022		8,557,045
EQT VIII (No.1) SCSp*[1,2,3,7,8]		Limited partnership interest	10/1/2022		20,377,062
Sixth Cinven Fund (No. 2) Limited Partnership*[1,2,3,7,8]		Limited partnership interest	10/1/2022		31,518,118
Total Europe					110,525,841

North America — 42.5%
Ares Corporate Opportunities Fund V, L.P.[1,2,3,7]		Limited partnership interest	10/1/2022		14,463,845
Ares Corporate Opportunities Fund VI Parallel (TE), L.P.*[1,2,3,7]		Limited partnership interest	10/1/2022		17,237,784
Ares Energy Opportunities Fund B, L.P.[1,2,3,7]		Limited partnership interest	10/1/2022		10,264,192
Avista Capital Partners (Offshore) II, L.P.*[1,2,3,7]		Limited partnership interest	10/1/2022		1,459,010
Carlyle International Energy Partners II S.C.Sp.[1,2,3,7]		Limited partnership interest	10/1/2022		8,446,566
Carlyle Partners VI, L.P.[1,2,3,4]		Limited partnership interest	10/1/2022		4,588,160
Carlyle Partners VII, L.P.[1,2,3,7]		Limited partnership interest	10/1/2022		10,479,808
Catterton Partners VII, L.P.*[1,2,3,7]		Limited partnership interest	10/1/2022		14,191,130
Insignia Capital Partners, L.P.[1,2,3,5]		Limited partnership interest	10/1/2022		18,753,941
Kinderhook Capital Fund IV, L.P.*[1,2,3,7]		Limited partnership interest	10/1/2022		10,012,956
Lightyear Fund III, L.P.*[1,2,3,4]		Limited partnership interest	10/1/2022		1,743,124
Nautic Partners VI-A, L.P.*[1,2,3,7]		Limited partnership interest	10/1/2022		2,095,757

See accompanying notes to the consolidated financial statements.

Constitution Capital Access Fund, LLC
Consolidated Schedule of Investments March 31, 2023 (Continued)
Investments — 106.3%	Investment Type	Acquisition Date	Shares	Fair Value
Investment Funds (Continued)
North America (Continued)
Riverstone Non-ECI Partners, L.P.[1,2,3,7]	Limited partnership interest	10/1/2022		$15,660,410
Riverstone TE/SWF Partners VI, L.P.[1,2,3,7]	Limited partnership interest	10/1/2022		6,157,320
Silver Lake Partners IV, L.P.[1,2,3,4]	Limited partnership interest	10/1/2022		17,782,234
Silver Lake Partners V, L.P.[1,2,3,4]	Limited partnership interest	10/1/2022		20,384,749
SK Capital Partners III, L.P.*[1,2,3,7]	Limited partnership interest	10/1/2022		23,151,066
SL SPV-2, L.P.[1,2,7]	Limited partnership interest	10/1/2022		7,942,782
SunTx Capital Partners II, L.P.*[1,2,7]	Limited partnership interest	10/1/2022		6,814,019
TPG HealthCare Partners, L.P.*[1,2,3,7]	Limited partnership interest	10/1/2022		4,926,960
TPG Partners VI, L.P.[1,2,3,7]	Limited partnership interest	10/1/2022		2,189,486
TPG Partners VIII, L.P.[1,2,3,7]	Limited partnership interest	10/1/2022		17,674,040
WestView Capital Partners III, L.P.*[1,2,3,7]	Limited partnership interest	10/1/2022		15,075,048
Wind Point Partners VII-B, L.P.*[1,2,3,7]	Limited partnership interest	10/1/2022		1,435,250
Total North America				252,929,637
Total Investment Funds (Cost $400,858,018) — 67.0%				398,498,873

Short-Term Investments — 1.4%
North America — 1.4%
Fidelity Institutional Government Portfolio — Class I, 4.65%[6]			8,311,636	8,311,636
Total Short-Term Investments (Cost $8,311,636) — 1.4%				8,311,636

Total Investments (Cost $620,267,435) — 106.3%				632,794,627
Net Other Assets (Liabilites) — (6.3%)				(37,055,336)
Total Net Assets — 100.0%				$595,739,291

*    Investment is non-income producing.

1      Private Investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been acquired on various dates and for different amounts. The acquisition date is shown in the Schedule of Investments. Total fair value of restricted investments as of March 31, 2023 was $624,482,991, or 104.9% of net assets. As of March 31, 2023, the aggregate cost of each investment restricted to resale was $11,110,758, $8,588,727, $21,223,190, $15,916,698, $5,456,837, $7,914,290, $9,812,065, $5,870,914, $14,128,561, $7,431,961, $20,081,967, $5,922,469, $9,589,902, $9,869,745, $5,000,000, $5,000,000, $11,955,643, $3,424,171, $8,726,032, $6,498,062, $5,075,789, $12,500,000, $, $211,097,781, $13,398,663, $21,720,771, $14,128,095, $20,732,940, $12,057,893, $8,612,543, $20,553,292, $26,671,294, $15,196,948, $17,120,003, $11,352,284, $1,826,361, $10,231,738, $5,228,683, $10,292,313, $15,647,816, $28,478,073, $9,284,223, $2,012,998, $5,232,551, $14,454,473, $6,353,936, $16,170,037, $19,671,061, $20,990,033, $6,861,789, $6,655,799, $4,743,927, $3,057,653, $16,239,903, $14,134,080, and $1,745,845 respectively, totaling $611,955,799.

2      Investment does not allow redemption or withdrawals except at discretion of its general partner, manager, or adviser.

3      Investment has been committed to but has not been fully funded by the Fund.

4      All or a portion of this security is held through a consolidated Subsidiary, CC PMF Splitter Partnership.

5      All or a portion of this security is held through a consolidated Subsidiary, CC PMF Blocker, LLC.

6      The rate is the annualized seven-day yield at year end.

7      All or a portion of this security is held through a consolidated Subsidiary, CC PMF Holdings, LLC.

8      Foreign security denominated in U.S. Dollars.

See accompanying notes to the consolidated financial statements.

Constitution Capital Access Fund, LLC
Consolidated Schedule of Investments March 31, 2023 (Continued)
Summary of Investments (as a percentage of total net assets)
Direct Investments
Direct Equity
North America	18.7%
Europe	15.8%
Asia — Pacific	3.4%
Total Direct Equity	37.9%
Total Direct Investments	37.9%
Investment Funds
North America	42.5%
Europe	18.6%
Asia — Pacific	5.9%
Total Investment Funds	67.0%
Short-Term Investments	1.4%
Total Investments	106.3%
Net Other Assets (Liabilites)	(6.3)%
Total Net Assets	100.0%

See accompanying notes to the consolidated financial statements.

Constitution Capital Access Fund, LLC
Consolidated Statement of Assets and Liabilities March 31, 2023
Assets
Investments, at fair value (cost $620,267,435)	$632,794,627
Cash	72,410
Foreign currency, at fair value (cost $1,592,238)	1,591,623
Cash equivalents held in escrow for shares received in advance	1,713,500
Deferred loan issuance costs	603,055
Prepaid offering costs	230,542
Prepaid expenses and other assets	43,799
Total Assets	637,049,556

Liabilities
Line of credit payable	37,200,000
Proceeds from subscriptions received in advance	1,713,500
Line of credit interest payable	952,536
Investment management fee payable	414,916
Audit and tax fees payable	275,100
Legal fees payable	271,598
Accounting and administration fees payable	203,617
Payable for shares repurchased	100,000
Due to related parties	91,920
Organizational cost payable	27,859
Custody fees payable	20,679
Transfer agent fees payable	9,507
Offering cost payable	7,879
Payable for investments in securities purchased	3,647
Accounts payable and other accrued expenses	17,507
Total Liabilities	41,310,265

Commitments and contingencies (see Note 12)

Net Assets	$595,739,291

Composition of Net Assets:
Paid-in capital	$561,567,589
Total distributable earnings	34,171,702
Net Assets	$595,739,291

Net Assets Attributable to:
Class A Shares	$11
Class D Shares	11
Class I Shares	595,739,269
$595,739,291
Shares of Beneficial Interests (unlimited number of shares authorized)
Class A Shares	0.991
Class D Shares	0.991
Class I Shares	56,156,724
56,156,726
Net Asset Value per Share:
Class A Shares[1]	$10.61
Class D Shares	$10.61
Class I Shares	$10.61

1      Class A shareholders may be charged a sales load up to a maximum of 3.50% on the amount they invest. See Note 6 to the financial statements.

See accompanying notes to the consolidated financial statements.

Constitution Capital Access Fund, LLC
Consolidated Statement of Operations For the Period October 1, 2022* through March 31, 2023
Investment Income
Dividend income (net of witholding tax of $55,459)	$4,346,446
Interest income	89,213
Total Income	4,435,659

Expenses
Investment management fees	4,931,454
Incentive fees	3,417,170
Interest expense	1,808,922
Organizational costs	884,303
Accounting and administration fees	359,399
Audit and tax fees	275,100
Legal fees	271,598
Offering costs	230,541
Managers’ fees and expenses	125,000
Deferred loan issuance expense	67,006
Chief compliance officer fees	45,011
Custodian fees	39,167
Transfer Agency fees	12,671
Other operating expenses	154,304
Total Expenses	12,621,646
Management fees voluntary waiver	(3,687,764)
Incentive fees voluntary waiver	(3,417,170)
Net Expenses	5,516,712
Net Investment Loss	(1,081,053)

Net Realized Gain and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency
Net realized gain on investments	22,698,818
Net realized gain on foreign currency transactions	26,130
Net change in unrealized appreciation/depreciation on investments	12,527,192
Net change in unrealized appreciation/depreciation on currency transactions	615
Net Realized Gain and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency	35,252,755

Net Increase in Net Assets Resulting from Operations	$34,171,702

*    The Fund commenced operations on October 1, 2022 following reorganization of U/C Seed Partnership Fund, L.P. which was effective as of close of business on September 30, 2022, see Note 1 in the accompanying notes to consolidated financial statements.

See accompanying notes to the consolidated financial statements.

Constitution Capital Access Fund, LLC
Consolidated Statement of Changes in Net Assets
For the Period October 1, 2022* through March 31, 2023
Changes in Net Assets Resulting from Operations
Net investment loss	$(1,081,053)
Net realized gain (loss) on investments and foreign currency translations	22,724,948
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	12,527,807
Net Change in Net Assets Resulting from Operations	34,171,702

Change in Net Assets Resulting from Capital Transactions (see note 6)
Class A
Proceeds from issuance of shares	10
Total Class A Transactions	10

Class D
Proceeds from issuance of shares	10
Total Class D Transactions	10

Class I
Proceeds from issuance of shares[1]	561,667,569
Shares tendered	(100,000)
Total Class I Transactions	561,567,569

Net Change in Net Assets Resulting from Capital Transactions	561,567,589

Total Net Increase in Net Assets	595,739,291

Net Assets
Beginning of period	—
End of period	$595,739,291

*      The Fund commenced operations on October 1, 2022 following reorganization of U/C Seed Partnership Fund, L.P. which was effective as of close of business on September 30, 2022, see Note 1 in the accompanying notes to consolidated financial statements.

1      Class I contributions include $561,567,569, which consists of investment assets of $580,222,167, net of assumed other assets and liabilities of $18,654,598, which were received in connection with the reorganization of the U/C Seed Partnership Fund, L.P. See Note 1 in the accompanying notes to consolidated financial statements. The remaining $100,000 reflects the initial seeding of the U/C Seed Partnership Fund prior to the reorganization.

See accompanying notes to the consolidated financial statements.

Constitution Capital Access Fund, LLC
Consolidated Statement of Cash Flows For the Period October 1, 2022* through March 31, 2023
Cash Flows From Operating Activities
Net increase in net assets from operations	$34,171,702
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(46,578,633)
Distributions received from investments	37,414,209
Sales of investments	128,024
Change in short-term investments, net	(8,311,636)
Net realized gain on investments	(22,698,818)
Net change in unrealized appreciation/depreciation on investments	(12,527,192)
(Increase)/Decrease in Assets:
Deferred loan issuance costs amortization	67,006
Prepaid offering costs amortization	230,541
Prepaid expenses and other assets	(43,799)
Increase/(Decrease) in Liabilities:
Line of credit interest payable	952,536
Investment management fee payable	414,916
Legal fees payable	271,598
Audit and tax fees payable	275,100
Accounting and administration fees payable	203,617
Due to related parties	91,920
Organizational cost payable	27,859
Custody fees payable	20,679
Transfer agent fees payable	9,507
Offering cost payable	7,879
Payable for investments in securities purchased	3,647
Accounts payable and other accrued expenses	17,507
Net Cash Used in Operating Activities	(15,851,831)

Cash Flows from Financing Activities
Proceeds from subscriptions of shares, net of change in payable for proceeds from subscriptions received in advance	1,938,593
Cash Transferred from the Acquired Fund*	1,321,758
Proceeds from line of credit	39,187,899
Payments made on line of credit	(22,087,742)
Payments made for loan issuance costs	(670,061)
Payments made for offering costs	(461,083)
Net Cash Provided by Financing Activities	19,229,364

Net change in Cash, foreign currency, and cash equivalents	3,377,533
Cash, foreign currency, and cash equivalents – Beginning of Period	—
Cash, foreign currency, and cash equivalents – End of Period	$3,377,533

Supplemental disclosure of non-cash activities
Contributions from U/C Seed Partnership Fund, L.P.	578,948,748

Supplemental disclosure of cash flow information
Interest payments on line of credit	$856,386

*      The Fund commenced operations on October 1, 2022 following reorganization of U/C Seed Partnership Fund, L.P. which was effective as of close of business on September 30, 2022, see Note 1 in the accompanying notes to consolidated financial statements.

See accompanying notes to the consolidated financial statements.

Constitution Capital Access Fund, LLC
Consolidated Financial Highlights Class A Shares

Per share operating performance.
For a capital share outstanding throughout each period.

For the Period November 1, 2022* through March 31, 2023
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$10.09
Activity from investment operations:
Net investment loss[1]	0.01
Net realized and unrealized gain/(loss) on investments	0.51
Total from investment operations	0.52

Net Asset Value per share, end of period	$10.61

Net Assets, end of year	$11

Ratios to average shareholders’ equity:
Net investment loss[2,3]	(1.38)%

Gross expenses[4]	3.23%
Expense Recoupment/(Reimbursement)	(1.71)%[5]
Net expenses[9]	1.52%

Total Return[6]	5.19%[7]

Portfolio turnover rate	0%[7]

Senior Securities
Total borrowings (000s)	$37,200
Asset coverage per $1,000 unit of senior indebtedness[8]	$17,014

*      Commencement of offering of Class A shares.

1      Per share data is computed using the average shares method.

2      Net investment loss and net expense have been annualized, except for Organizational Costs which are non-recurring expenses.

3      Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.

4      Expense ratios have been annualized, except for Organizational Fees which are one time expenses, and Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 0.51%. Expenses do not include expenses from underlying funds in which the Fund invests.

5      Includes management fees voluntary waiver and incentive fee voluntary waiver of 1.71%.

6      Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

7      Not annualized.

8      Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

9      If interest expenses had been excluded, the expense ratios would have been decreased by 0.62% for the period ending March 31, 2023.

See accompanying notes to the consolidated financial statements.

Constitution Capital Access Fund, LLC
Consolidated Financial Highlights Class D Shares

Per share operating performance.
For a capital share outstanding throughout each period.

For the Period November 1, 2022* through March 31, 2023
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$10.09
Activity from investment operations:
Net investment loss[1]	0.01
Net realized and unrealized gain/(loss) on investments	0.51
Total from investment operations	0.52

Net Asset Value per share, end of period	$10.61

Net Assets, end of year	$11

Ratios to average shareholders’ equity:
Net investment loss[2,3]	(1.38)%

Gross expenses[4]	3.23%
Expense Recoupment/(Reimbursement)	(1.71)%[5]
Net expenses[9]	1.52%

Total Return[6]	5.19%[7]

Portfolio turnover rate	0%[7]

Senior Securities
Total borrowings (000s)	$37,200
Asset coverage per $1,000 unit of senior indebtedness[8]	$17,014

*      Commencement of offering of Class D shares.

1      Per share data is computed using the average shares method.

2      Net investment loss and net expense have been annualized, except for Organizational Costs which are non-recurring expenses.

3      Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.

4      Expense ratios have been annualized, except for Organizational Fees which are one time expenses, and Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 0.51%. Expenses do not include expenses from underlying funds in which the Fund invests.

5      Includes management fees voluntary waiver and incentive fee voluntary waiver of 1.71%.

6      Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

7      Not annualized.

8      Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

9      If interest expenses had been excluded, the expense ratios would have been decreased by 0.62% for the period ending March 31, 2023.

See accompanying notes to the consolidated financial statements.

Constitution Capital Access Fund, LLC
Consolidated Financial Highlights Class I Shares

Per share operating performance.
For a capital share outstanding throughout each period.

For the Period October 1, 2022* through March 31, 2023
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$10.00
Activity from investment operations:
Net investment loss[1]	(0.02)
Net realized and unrealized gain/(loss) on investments	0.63
Total from investment operations	0.61

Net Asset Value per share, end of period	$10.61

Net Assets, end of year	$595,739,269

Ratios to average shareholders’ equity:
Net investment loss[2,3]	(2.10)%

Gross expenses[4]	3.64%
Expense Recoupment/(Reimbursement)	(1.88)%[5]
Net expenses[9]	1.76%

Total Return[6]	6.10%[7]

Portfolio turnover rate	0%[7]

Senior Securities
Total borrowings (000s)	$37,200
Asset coverage per $1,000 unit of senior indebtedness[8]	$17,014

*      The Fund commenced operations on October 1, 2022 following reorganization of U/C Seed Partnership Fund, L.P. which was effective as of close of business on September 30, 2022, see Note 1 in the accompanying notes to consolidated financial statements.

1      Per share data is computed using the average shares method.

2      Net investment loss and net expense have been annualized, except for Organizational Costs which are non-recurring expenses.

3      Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.

4      Expense ratios have been annualized, except for Organizational Fees which are one time expenses, and Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 0.59%. Expenses do not include expenses from underlying funds in which the Fund invests.

5      Includes management fees voluntary waiver and incentive fee voluntary waiver of 1.88%.

6      Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

7      Not annualized.

8      Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

9      If interest expenses had been excluded, the expense ratios would have been decreased by 0.65% for the period ending March 31, 2023.

See accompanying notes to the consolidated financial statements.

Constitution Capital Access Fund, LLC
Notes to Consolidated Financial Statements March 31, 2023
Note 1 – Organization

Constitution Capital Access Fund, LLC (the “Fund”) is a newly organized Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified closed-end management investment company. Constitution Capital PM, LP serves as the investment adviser (the “Adviser”) of the Fund. The Adviser is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund was organized as a Delaware Trust on March 3, 2022 and commenced operations on October 1, 2022. Simultaneous with the commencement of the Fund’s operations (“Commencement of Operations”), the U/C Seed Partnership Fund, L.P. (the “Predecessor Fund”), reorganized and transferred substantially all its portfolio securities into the Fund with a transfer value policy election to use fair market value as opening cost for a non-taxable transaction. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that were, in all material respects, equivalent to those of the Fund. The Fund and the Predecessor Fund share the same investment adviser and portfolio managers. The tax-free reorganization was accomplished at close of business on September 30, 2022. The reorganization was accomplished by the following tax-free exchange in which each limited partner of the Predecessor Fund received the same aggregate share net asset value (“NAV”) in the corresponding classes as noted below:
	Shares Issued	Net Assets
Class I	56,144,250	$561,442,496

Subsequent to September 30, 2022, transfers of 12,195 shares and net assets of $125,073 from the Predecessor Fund into the Fund were completed as cash transactions.

For financial reporting purposes, net assets received by the Fund were recorded at fair value, cost basis of investments received were recorded at fair value of investments as of the transfer date, and the investments received by the Fund were evaluated using fair value procedures adopted by the Board of Managers (“the Board”). For tax purposes, the historical cost basis of the investments was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes; as a result, the net unrealized appreciation of investments transferred was $134,747,926 as of the date of the transfer for tax purposes.

The Fund’s investment objective is to generate long-term capital appreciation. The Fund seeks its investment objective by investing in a broad portfolio of investments in private assets (collectively, “Private Assets”) that the Adviser believes provide attractive risk-adjusted return potential. The Fund’s investments will include (i) direct investments (i.e. positions in the equity or debt of operating companies) (“Direct Equity Investments” or “Direct Credit Investments,” respectively, and together, “Direct Investments”); (ii) secondary purchases (i.e. purchases of existing interests that are acquired on the secondary market) (“Secondary Investments”) of closed-end private funds (“Portfolio Funds”) managed by third-party managers (“Portfolio Fund Managers”); (iii) primary investments (i.e. commitments to new private equity or other private funds) (“Primary Investments”); (iv) direct or secondary purchases of liquid credit instruments; (v) other liquid investments (i.e. strategies with a higher liquidity profile than direct investments or investments in funds, including listed private equity); and (vi) short-term investments (together, “Short-term Investments”).

The Fund offers three separate classes of shares of beneficial interest (“Shares”) designated as Class A Shares, Class D Shares and Class I Shares. Each class of Shares will have differing characteristics, particularly in terms of the sales charges that Shareholders in that class may bear, and the distribution and service fees that each class may be charged. The Fund has received an exemptive order from the SEC with respect to the Fund’s multi-class structure.

a. Consolidation of Subsidiaries

The Fund may make investments through wholly-owned subsidiaries (each a “Subsidiary” and together, the “Subsidiaries”). Such Subsidiaries will not be registered under the Investment Company Act; however, the Fund will wholly own and control any Subsidiaries. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole shareholder of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies. The Fund complies with Section 8 of the Investment Company Act governing investment policies on an aggregate basis with any Subsidiary. The Fund also complies with Section 18 of the Investment Company Act governing capital structure and

Constitution Capital Access Fund, LLC
Notes to Consolidated Financial Statements March 31, 2023 (Continued)
Note 1 – Organization (continued)

leverage on an aggregate basis with each Subsidiary so that the Fund treats a Subsidiary’s debt as its own for purposes of Section 18. Further, each Subsidiary complies with the provisions of Section 17 of the Investment Company Act relating to affiliated transactions and custody. Any Subsidiary would use UMB Bank, n.a. as custodian. The Fund will not create or acquire primary control of any entity which engages in investment activities in securities or other assets, other than entities wholly-owned by the Fund.

As of March 31, 2023, there are three active Subsidiaries, CC PMF Holdings, LLC, formed in Delaware on March 17, 2022, CC PMF Blocker, LLC, formed in Delaware on March 21, 2022, and CC PMF Splitter Partnership, formed as a Delaware partnership on August 5, 2022. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiaries. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund.

Note 2 – Significant Accounting Policies

The Fund is an investment company and applies the guidance set forth in Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a. Basis of Accounting

The Fund’s accounting and reporting policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

b. Valuation of Investments

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the Investment Company Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the Investment Company Act and the threshold for determining whether a fund must fair value a security. Pursuant to the requirements of Rule 2a-5, the Board designated the Adviser as its valuation designee to perform fair value determinations and approved valuation procedures for the Fund.

The Fund invests, under normal circumstances, in a broad portfolio of private assets. To determine the estimated value of the Funds’ interests or shares in Investment Funds, the Adviser considers, among other things, information provided by the Investment Funds, including quarterly unaudited financial statements. The Adviser will review the appropriateness of the valuation based on any new information or changes in assumptions regarding the security, reliable public information, actual trade prices or other information that becomes available subsequent to the most recent quarterly valuation determination. If changes are required, the Adviser will make a market adjustment and provide an updated valuation to the Administrator to revise it accordingly.

The Funds’ Direct Investments are generally not publicly traded, and thus, market quotations are not available to be used for valuation purposes. Therefore, the Adviser is required to value these Direct Investments at estimated fair values, using present value and other subjective valuation techniques. These may include references to market multiples, valuations for comparable companies, public market or private transactions, subsequent developments concerning the companies to which the securities relate, results of operations, financial condition, cash flows, and projections of such companies provided to the Adviser and such other factors as the Firm may deem relevant. Depending on the circumstances, company multiples will not always be comparable due to the size of the related companies or associated transactions being used as comparable data in valuation. If the Adviser determines that the estimated fair value does not represent fair value, a fair value determination is made by the Adviser in accordance with the Adviser’s Valuation Procedure.

Constitution Capital Access Fund, LLC
Notes to Consolidated Financial Statements March 31, 2023 (Continued)
Note 2 – Significant Accounting Policies (continued)

c. Cash and Cash Equivalents

In order to maintain liquidity, the Fund holds cash, including amounts held in foreign currencies, in short-term interest-bearing deposit accounts. At times, those amounts may exceed any applicable federally insured limits. The Fund has not experienced any losses in such accounts and does not believe that it is exposed to any significant credit risk on such accounts. Cash equivalents are disclosed under short-term investments on the Consolidated Schedule of Investments.

d. Cash Escrow

Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. Pending any closing, funds received from prospective investors will be placed in an interest bearing escrow account with UMB Bank, n.a., the Fund’s escrow agent, and are restricted for use otherwise. On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Interest, if any, earned on escrowed amounts will be credited to the Fund for the benefit of all Shareholders. As of March 31, 2023, the Fund had $1,713,500 of cash held in escrow related to Class I subscriptions that were received prior to closing.

e. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. Dollars. Generally, valuations of assets and liabilities denominated in currencies other than the U.S. Dollar are translated into U.S. Dollar equivalents using valuation date exchange rates, while purchases, realized gains and losses, income and expenses are translated at transaction date exchange rates. The Fund does not isolate the effects of changes in foreign currency rates on the valuation of portfolio investments. Such fluctuations in exchange rates are included with and form part of the net realized and unrealized gain (loss) from investments. As of March 31, 2023, the Fund’s investments denominated in foreign currencies were as follows:

Currency	Number of Investments
Euros	7
Pounds Sterling	1
Swiss Francs	1

f. Investment Income

The Fund’s primary sources of income are investment income and gains recognized upon distributions from portfolio investments and unrealized appreciation in the fair value of its portfolio investments. The Fund generally recognizes investment income and realized gains based on the characterization of distributions provided by the portfolio investments at the time of distributions.

Realized gains and losses from the sale of portfolio investments represent the difference between the original cost of the portfolio investments, as adjusted for return of capital distributions (net cost), and the net proceeds received at the time of the sale, disposition or distribution date. The Fund records realized gains and losses on portfolio investments when securities are sold, distributed to the partners or written-off as worthless. The Fund recognizes the difference between the net cost and the estimated fair value of portfolio investments owned as the net change in unrealized appreciation/depreciation on investments in the Statement of Operations.

Interest income, including amortization of premium or discount using the effective interest method and interest on paid-in-kind instruments, is recorded on an accrual basis. Dividend income is recognized on preferred equity securities on an accrual basis (to the extent that such amounts are expected to be collected) and on common equity securities on the record date (for private companies) or on the ex-dividend date (for publicly traded companies). Other income from portfolio investments, which represents operating income from investment partnerships or other flow through entities received by the Fund, is recorded on the date received.

Constitution Capital Access Fund, LLC
Notes to Consolidated Financial Statements March 31, 2023 (Continued)
Note 2 – Significant Accounting Policies (continued)

g. Fund Expenses

The Fund bears all expenses incurred in the business of the Fund on an accrual basis, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting, auditing, and tax preparation fees; custodial fees; fees for lines of credit; fees for data providers; costs of insurance; registration expenses; fees paid to Managers of the Board who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Managers”); and expenses of meetings of the Board, including reimbursement of the Independent Managers for their expenses in attending meetings of the Board.

h. Income Taxes

The Fund is and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund which did not meet the “more likely than not” standard as of March 31, 2023.

i. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in capital from operations during the reporting period. Actual results may differ from those estimates.

Note 3 – Fair Value Measurements

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold, and the differences may be significant. The Fund values its portfolio investments in accordance with the provisions of ASC Topic 820, Fair Value Measurements and Disclosures. The codification defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price) and sets out a fair value hierarchy. The codification establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Adviser. Unobservable inputs reflect the Adviser’s assumption about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. The types of financial instruments included in Level 1 are listed unrestricted securities, equities and listed derivatives, if any, listed in active markets.

Level 2 — Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly in active markets as of the reporting date, and fair value that is determined using models or other valuation methodologies. Financial instruments in this category generally include corporate bonds and loans, less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, certain over-the-counter derivatives and redeemable investments in alternative investment funds, if any, where the fair value is based on observable inputs. A significant adjustment to a Level 2 input could result in the Level 2 measurement becoming a Level 3 measurement.

Constitution Capital Access Fund, LLC
Notes to Consolidated Financial Statements March 31, 2023 (Continued)
Note 3 – Fair Value Measurements (continued)

Level 3 — Inputs that are unobservable for the asset or liability and that include situations where there is little, if any, market activity for the asset or liability. The inputs into the determination of fair value are based upon the best information in the circumstances and may require significant management judgment or estimation. Financial instruments in this category generally include equity and debt positions in private companies, and nonredeemable investments in alternative investment funds, non-investment grade residual interests in securitizations, collateralized loan obligations, and certain over-the-counter derivatives, if any, where the fair value is based on unobservable inputs.

Certain investments in Investment Funds are recorded at fair value, using the Investment Funds’ NAV as a “practical expedient,” in accordance with ASC 820.

Due to the inherent uncertainty of estimates, fair value determinations based on estimates may materially differ from the values that would have been used had a ready market for the securities existed.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of information about the levels within the fair value hierarchy at which the Fund’s investments are measured as of March 31, 2023:

	Level 1	Level 2	Level 3	Total
Investments
Direct Investments	$—	$7,518,809	$195,398,678	$202,917,487
Investment Funds	—	—	61,887,475	61,887,475
Short-Term Investments	8,311,636	—	—	8,311,636
NAV as a practical expedient	—	—	—	359,678,029
Total Investments	$8,311,636	$7,518,809	$257,286,153	$632,794,627

The following table is a summary of information about investments that are measured at fair value using net asset value per share as a practical expedient as of March 31, 2023:

Category of Investment	Investment Strategy	Fair Value Determined Using NAV (USD $)	Unfunded Commitments (USD $)	Redemption Terms	Redemption Notice Period
Investment Funds	Buyouts, Growth Capital, and Special Situations	$336,611,398	$79,490,367	Subject to GP consent	Not Applicable
Direct Investments*	Direct Equity — Energy	$23,066,631	$787,512	Subject to GP consent	Not Applicable

*   Refer to the Schedule of Investment for industry classifications of individual securities. Direct Investments are private investments directly in the equity or debt of selected operating companies, often together with the management of the investee operating company.

Constitution Capital Access Fund, LLC
Notes to Consolidated Financial Statements March 31, 2023 (Continued)
Note 3 – Fair Value Measurements (continued)

The following is a reconciliation of the amount of the account balances on October 1, 2022 and March 31, 2023 of those investments in which significant unobservable inputs (Level 3) were used in determining value:

	Direct Investments	Investment Funds
Balance as of October 1, 2022	$—	$—
Transfers into Level 3		—
Transfers out of Level 3	—	—
Total gains or losses for the period
Included in earnings (or changes in partners’ capital)	16,123,395	4,304,501
Purchases*	179,275,283	58,449,632
Return of capital distributions	—	(866,658)
Balance as of March 31, 2023	$195,398,678	$61,887,475

Change in unrealized gains or losses for the period included in earnings (or changes in partners’ capital) for Level 3 assets held at the end of the reporting period	$16,123,395	$4,304,501

*   Purchases include in-kind contributions of $126,027,248 and $57,309,898 for Direct Investments and Investments Funds, respectively.

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between levels of the fair value hierarchy are reported at the end of the reporting period in which they occur.

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2023:

Asset Class	Fair Value at 3/31/2023	Valuation Technique(s)	Unobservable Input(1)	Range of Input	Weighted Average of Input
Direct Investments	$ 195,398,678	Market Approach	EBITDA Multiple	9.0x – 56.5x	18.6x
Investment Funds	$ 61,887,475	Adjusted reported net asset value	Reported net asset value/Fair value adjustments	N/A	N/A

Level 3 Direct Investments valued using an unobservable input are directly affected by a change in that input. Significant increases or decreases in these inputs in isolation would result in significantly higher or lower fair value measurements.

(1)      The Adviser considers relevant indications of value that are reasonably and timely available, including known information available before the financial statements are issued, in determining the fair value to be assigned to a particular security, such as the type, cost and recent purchases or sales of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Note 4 – Organizational and Offering Costs

Organizational costs consist of the costs of forming the Fund, drafting of bylaws, administration, custody and transfer agency agreements, legal services in connection with the initial meeting of the Board and the Fund’s seed audit costs. Offering costs consist of the costs of preparation, review and filing with the SEC the Fund’s registration statement, the costs of preparation, review and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Prospectus, Statement of Additional Information (“SAI”) and/or marketing

Constitution Capital Access Fund, LLC
Notes to Consolidated Financial Statements March 31, 2023 (Continued)
Note 4 – Organizational and Offering Costs (continued)

materials, and the amounts of associated filing fees and legal fees associated with the offering. The aggregate amount of the organizational costs and offering costs as of the date of the accompanying financial statements are $884,303 and $461,083, respectively.

Organizational costs are expensed as incurred and are subject to recoupment by the Investment Manager in accordance with the Fund’s expense limitation agreement discussed in Note 7. Offering costs, which are also subject to the Fund’s expense limitation agreement discussed in Note 7, were accounted for as a deferred charge until Fund Shares were offered to the public and will thereafter, be amortized to expense over twelve months on a straight-line basis.

Note 5 – Distributions/Allocation of Shareholders Capital

Because the Fund intends to qualify annually as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund intends to distribute at least 90% of its annual net taxable income to its Shareholders. Nevertheless, there can be no assurance that the Fund will pay distributions to Shareholders at any particular rate. From time to time, the Fund may also pay special interim distributions in the form of cash or Shares at the discretion of the Board. Unless Shareholders elect to receive distributions in the form of cash, the Fund intends to make its ordinary distributions in the form of additional Shares under the dividend reinvestment plan (“DRIP”). Any distributions reinvested under the DRIP will nevertheless remain subject to U.S. federal (and applicable state and local) taxation to Shareholders. Income, expenses, realized and unrealized capital gains and losses of the Fund are allocated on a pro rata basis to each class of shares relative net assets, except for distribution fees which are unique to each class of shares.

Note 6 – Share Transactions/Subscription and Repurchase of Shares

Shares will generally be offered for purchase as of the first day of each calendar month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion.

The Fund has adopted Distribution and Servicing Plan (the “Distribution Plans”) for each Class A Shares and Class D Shares which allows the Fund to pay distribution fees for the sale and distribution of its Class A Shares and Class D Shares. Under the Distribution Plans, the Fund may pay as compensation up to 0.70% on an annualized basis of the Fund’s net asset value attributable to Class A Shares and up to 0.25% on an annualized basis of the Fund’s net asset value attributable to Class D Shares (the “Distribution Fee”) to the Fund’s Distributor or other qualified recipients. Payment of the Distribution Fee will be governed by the respective Distribution Plan for Class A Shares or Class D Shares. The Distribution Fee will be paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund solely with respect to Class A Shares and Class D Shares. For the period ended March 31, 2023, there were no distribution fees accrued. Class I Shares are not subject to the Distribution Fee and do not bear any expenses associated therewith.

The Board, from time to time and in its sole discretion, may determine to cause the Fund to offer to repurchase Shares from Shareholders, including the Adviser and its affiliates, pursuant to written tenders by Shareholders. The Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets quarterly on or about each February 28, May 31, August 31, and November 30. The Fund will make repurchase offers, if any, to all holders of Shares. The Fund is entitled to charge early repurchase fee with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares.

During the period ended March 31, 2023, the Fund completed one tender offer. Payable for Shares Repurchased shown on Consolidated Statement of Assets and Liabilities, reflects the cash payment due that resulted from the February tender.

Upon request of a shareholder, a promissory note (“Promissory Note”) shall be issued if the Fund has accepted the shareholders repurchase submission. The Promissory Note will be non-interest bearing and non-transferable. The initial payment (the “Initial Payment”) of the Promissory Note will be in an amount equal to at least 90% of the estimated aggregate value of the repurchased Shares, determined as of the valuation date (“Valuation Date”). The Initial Payment will be made on or before the 65th day after the expiration date (“Expiration Date”). The second and final payment is expected to be in an amount equal to the excess, if any, of (i) the aggregate value of the repurchased Shares, determined as of the Valuation Date in the manner specified above based upon the results of the annual audit of the financial

Constitution Capital Access Fund, LLC
Notes to Consolidated Financial Statements March 31, 2023 (Continued)
Note 6 – Share Transactions/Subscription and Repurchase of Shares (continued)

statements of the Fund for the fiscal year in which the Valuation Date of such repurchase occurred, over (ii) the Initial Payment. It is anticipated that the annual audit of the financial statements of the Fund will be completed within 60 days after the end of each fiscal year of the Fund and that the Final Payment will be made no later than five (5) business days after the completion of such audit.

Class A Shares will be subject to a sales charge of up to 3.50% while Class D and Class I Shares will not be subject to any initial sales charge. For some investors, the sales charge may be waived or reduced. For the period ended March 31, 2023, no sales loads were charged.

Transactions in Shares were as follows:

For the Period Ended March 31, 2023
Shares
Class A Shares
Sales	0.991
Net increase (decrease)	0.991
Class D Shares
Sales	0.991
Net increase (decrease)	0.991
Class I Shares
Sales	56,166,444
Redemptions	(9,720)
Net increase (decrease)	56,156,724

Note 7 – Management Fee, Incentive Fee and Fees and Expenses of Managers

The Fund pays the Adviser an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Adviser to the Fund. Pursuant to the Investment Management Agreement, the Fund pays the Adviser a monthly Investment Management Fee equal to 1/12th of 1.50% (1.50% on an annualized basis) of the greater of (i) the Fund’s net asset value and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment.

For purposes of calculating the Investment Management Fee, a commitment is defined as a contractual obligation to acquire an interest in, or provide the total commitment amount over time to, a pooled investment vehicle or registered investment company (a “Portfolio Fund”), when called by the Portfolio Fund. The Investment Management Fee is paid to the Adviser out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. “Net asset value” means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that, for purposes of determining the Investment Management Fee payable to the Adviser for any month, net asset value will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Adviser for that month. The Investment Management Fee will be computed as of the last day of each month and will be due and payable in arrears within fifteen business days after the end of the month. For the period January 1, 2023 through March 31, 2023, the Adviser has agreed to voluntarily waive 50.00% of their Investment Management Fee. Prior to January 1, 2023, the Adviser had agreed to voluntarily waive 100.00% of their Investment Management Fee. For the period ended October 1, 2022 through March 31, 2023, the Fund incurred $4,931,454 in Management Fees, and the Adviser voluntarily waived $3,687,764.

In addition, at the end of each calendar quarter (and at certain other times), the Adviser will be entitled to receive an amount (the “Incentive Fee”) equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For the purposes of the Incentive Fee,

Constitution Capital Access Fund, LLC
Notes to Consolidated Financial Statements March 31, 2023 (Continued)
Note 7 – Management Fee, Incentive Fee and Fees and Expenses of Managers (continued)

the term “net profits” shall mean the amount by which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses). The Fund will maintain a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares. Currently, the Adviser has agreed to waive their Incentive Fee. For the period ended October 1, 2022 through March 31, 2023, the Fund incurred $3,417,170 in Incentive Fees, and voluntarily waived $3,417,170.

The Adviser has entered into an expense limitation agreement and reimbursement agreement (the “Expense Limitation Agreement”) with the Fund, whereby, for at least one-year from commencement of operations, the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction related expenses arising out of investments made by the Fund, extraordinary expenses, the Incentive Fee, and any acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 2.95%, 2.25% and 2.50% of the average daily net assets of Class A Shares, Class I Shares and Class D Shares, respectively (the “Expense Limit”). Because taxes, leverage interest, brokerage commissions, dividend, and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.95%, 2.25% and 2.50% for the Class A Shares, Class I Shares and Class D Shares, respectively. The Expense Limitation Agreement automatically renews for consecutive one-year terms unless terminated by the Fund or Adviser. For a period not to exceed three years from the date on which a Waiver is made, the Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit. Any recoupment would be limited to the lesser of (1) the expense limitation in effect at the time of waiver, or (2) the expense limitation in effect at the time of recoupment. For the period ended March 31, 2023, the total amount of waived fees that are subject to recoupment are $0.

In consideration of the services rendered by each Independent Manager, effective October 1, 2022, the Fund has agreed to compensate each Independent Manager, an annual retainer fee of $50,000. In addition, the Fund reimburses the expenses of the Independent Managers in connection with their services as Managers. The Managers do not receive any pension or retirement benefits from the Fund.

Note 8 – Affiliated Investments

Under Section 2(a)(3) of the Investment Company Act, a portfolio company is defined as “affiliated” with the Fund if the Fund owns five percent or more of its outstanding voting securities. At March 31, 2023, the Fund did not hold any affiliated investments.

Note 9 – Related Party Transactions

The Adviser is an affiliate of the Fund. As of March 31, 2023, “Due to related parties” of $91,920 comprised of various fund expenses and that were paid by the Adviser, such as filing fees and investment related expenses.

Note 10 – Other Agreements

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator; UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for administrative and custodian services for the fiscal period ended March 31, 2023, are reported on the Consolidated Statement of Operations.

Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the fiscal period ended March 31, 2023 are reported on the Statement of Operations.

Constitution Capital Access Fund, LLC
Notes to Consolidated Financial Statements March 31, 2023 (Continued)

Note 11 – Investment Transactions

Total purchases of investments for the period ended March 31, 2023 amounted to $64,084,884 (excluding non-cash transactions). Total distribution proceeds from sale, redemption, or other disposition of investments for the period ended March 31, 2023 amounted to $37,542,233.

Note 12 – Indemnification

In the normal course of business, the Fund may enter into contracts that provide general indemnification. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund under such agreements, and therefore cannot be established; however, based on management’s experience, the risk of loss from such claims is considered remote.

Note 13 – Commitments

As of March 31, 2023, the Fund had funded $746,395,406 or 89.6% of the $833,155,612 of its total commitments to Direct Investments and Investment Funds.

Note 14 – Risk Factors

An investment in the Fund involves significant risks, including industry risk, liquidity risk, interest rate risk and economic conditions risk, that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Fund invests substantially all of its available capital in Direct Investments and Investment Funds. Typically, Direct Investments and Investment Funds are in restricted securities that are not traded in public markets and are subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. The Fund may have a concentration of Direct Investments and Investment Funds in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Fund. The Fund’s investments are also subject to the risk associated with investing in private securities. Investments in private securities are illiquid and can be subject to various restrictions on resale, and there is no assurance that the Fund will be able to realize the value of such investments in a timely manner. Except where a market exists for the securities in which the Fund is directly or indirectly invested, the valuations of the Fund’s investments are estimated. As a consequence of the inherent uncertainty in estimated valuations, those valuations may differ from the valuations that would have been used had a ready market for the securities existed, and the differences could be material.

Investments in Shares provide limited liquidity. It is currently intended that Shareholders will be able to redeem Shares only through quarterly offers by the Fund to purchase a limited number of Shares. Those offers are at the discretion of the Board on the recommendation of the Adviser. Therefore, an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment. No guarantee or representation is made that the Fund’s investment objective will be met.

The Fund, either directly through Direct Investments or indirectly through Portfolio Funds, may invest in companies that are organized or headquartered or have substantial sales or operations outside of the United States, its territories, and possessions. Such investments may be subject to certain additional risk due to, among other things, potentially unsettled points of applicable governing law, the risks associated with fluctuating currency exchange rates, capital repatriation regulations (as such regulations may be given effect during the term of the Fund or client portfolio), the application of complex U.S. and non-U.S. tax rules to cross-border investments, possible imposition of non-U.S. taxes on investors with respect to the income, and possible non-U.S. tax return filing requirements. The foregoing factors may increase transaction costs and adversely affect the value of the Fund’s portfolio investments.

Additional risks of non-U.S. investments include but are not limited to: (a) economic dislocations in the host country; (b) less publicly available information; (c) less well-developed regulatory institutions; and (d) greater difficulty of enforcing legal rights in a non-U.S. jurisdiction. Moreover, non-U.S. portfolio investments and companies may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those that apply to U.S. portfolio investments and companies. In addition, laws and regulations of foreign countries may

Constitution Capital Access Fund, LLC
Notes to Consolidated Financial Statements March 31, 2023 (Continued)
Note 14 – Risk Factors (continued)

impose restrictions that would not exist in the United States and may require financing and structuring alternatives that differ significantly from those customarily used in the United States. No assurance can be given that a change in political or economic climate, or particular legal or regulatory risks, including changes in regulations regarding foreign ownership of assets or repatriation of funds or changes in taxation might not adversely affect an investment by the Fund.

The impairment or failure of one or more banks with whom the Fund transacts may inhibit the Fund’s or an underlying fund or portfolio company’s ability to access depository accounts. In such cases, the Fund may be forced to delay or forgo investments, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Fund or an underlying fund or portfolio company holds depository accounts, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund or an underlying fund or portfolio company may not recover such excess, uninsured amounts.

The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund and/or the Fund’s underlying investments have a commercial relationship could adversely affect, among other things, the Fund and/or the Fund’s underlying investments’ ability to pursue key strategic initiatives, including by affecting the Fund’s or an underlying fund’s or portfolio company’s ability to borrow from financial institutions on favorable terms.

Additionally, if the sponsor of an underlying fund, or a portfolio company, has a commercial relationship with a bank that has failed or is otherwise distressed, the underlying fund and/or its portfolio companies may experience issues receiving financial support from a sponsor to support its operations or consummate transactions, to the detriment of their business, financial condition and/or results of operations.

Note 15 – Control Ownership

The beneficial ownership, either directly or indirectly, of more than twenty-five percent (25%) of the voting securities creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2023, L8 Investment Holdings, LP holds 99.98% of the outstanding Shares of the Fund. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by Shareholders of the Fund. A significant redemption by this shareholder could affect the Fund’s liquidity and the future viability of the Fund.

Note 16 – Line of Credit

As of October 1, 2022, the Fund secured a committed multicurrency revolving line of credit (the “Facility”) with Barclays Bank PLC, with maximum facility limit of $100,000,000. The Fund anticipates that this Facility will be used primarily for working capital requirements and for financing investments and funding associated costs and expenses. Borrowings under this Facility will be charged a rate of interest per annum that is the aggregate of the applicable margin of 2.85% and Term SOFR, or Daily Simple RFR for loans denominated in GBP, or EURIBOR for loans denominated in Euros, and Daily Simple RFR for loans denominated in Swiss Francs, and a commitment fee of 0.75% per annum on the daily unused portion.

In addition to the commitment fees of 0.75%, the Fund pays an upfront fee of 0.20% on its maximum facility limit per annum, and a minimum usage fee that is billed and paid quarterly in arrears, only if the utilization drops below the minimum usage amount. Upfront fee is due on the each of the anniversary date of the contract. Minimum usage fee is a product of applicable margin of 2.85%, multiplied by 50% of the minimum usage amount, minus utilization.

For the fiscal period ended March 31, 2023, loan issuance costs and upfront fees of $603,055 are disclosed as an asset amortized over the life of the facility and expensed monthly on the Statement of Operations as Deferred Loan Issuance Expense. The term of the Facility runs until October 1, 2027.

The average interest rate, average daily loan balance, maximum outstanding and amount recorded as interest expense for the 182 days the Fund had outstanding borrowings were 6.48%, $36,630,909, $58,300,000, and $1,808,922, respectively. As of March 31, 2023 the Fund had $38,152,536 of outstanding borrowings.

Constitution Capital Access Fund, LLC
Notes to Consolidated Financial Statements March 31, 2023 (Continued)

Note 17 – Tax Information

Distributions to Shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations that may differ from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book- tax differences. These adjustments have no impact on net asset values or results of operations.

The tax year of the Fund is the 12-month period ending September 30. Given the Fund’s commencement of operations of October 1, 2022, the Fund’s first tax year end will be September 30, 2023.

As of March 31, 2023, for U.S. federal income tax purposes the Fund’s aggregate unrealized appreciation and depreciation on its investments based on cost were as follows:

Cost of investments	$475,641,485
Gross unrealized appreciation	209,527,292
Gross unrealized depreciation	(60,685,787)
Net unrealized appreciation on investments	$148,841,505

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Note 18 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund. Subscriptions into the Fund for April 1, 2023 and May 1, 2023 equaled $0, $0, and $1,713,500 for Class A Shares, Class D Shares, and Class I Shares, and $0, $0, and $50,000 for Class A Shares, Class D Shares, and Class I Shares, respectively.

The Fund commenced a tender offer as follows:

Commencement Date	April 5, 2023
Expiration Date	May 2, 2023
Valuation Date	May 31, 2023
Requested value of tenders	$2,000,000

There have been no other subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements.

Constitution Capital Access Fund, LLC
Fund Management March 31, 2023 (Unaudited)
INDEPENDENT Managers
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER***
Ronald F. Carapezzi DOB: April 14, 1958	Independent Manager	Since Inception	Chairman, Liquid Waste Management (December 2018 – March 2022); Chief Executive Officer, United Site Services, Inc. (January 2017 – December 2018)	1
Richard Kracum DOB: December 13, 1954	Independent Manager; Nominating Committee Chairperson	Since Inception	Retired (2020 – Present); Co-Founder, Wind Point Partners (Private equity firm) (1985 – 2020). Current Directorships: Taylor-Wharton International; Nelson Global Products; B & W Communications, LLC; ANDE Corporation; Carleton College	1
J. Michael Fields DOB: July 14, 1973	Independent Manager	Since Inception	Chief Operating Officer, The Strategic Group	1
Kevin T. McMenimen DOB: August 7, 1962	Independent Manager	Since Inception	Chief Financial Officer, American Seafoods (November 2017 – Present)	1
Kristen M. Leopold DOB: August 25, 1967	Independent Manager; Audit Committee Chairperson	Since Inception	Chief Financial Officer; WFL Real Estate Services, LLC (Through April 2022) Current Directorships: Central Park Group Funds (10 portfolios) Blackstone Alternative Investment Funds (1 portfolio)	1

_______________________

*      Each Manager serves an indefinite term, until his or her successor is elected.

**    Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act of 1934, as amended (the “Exchange Act”) or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

***  The Fund Complex consists of the Fund.

Constitution Capital Access Fund, LLC
Fund Management March 31, 2023 (Unaudited) (Continued)
Interested Managers and officers
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER OR OFFICER***
John J. Guinee DOB: 09/12/1965	Chairman, President and Interested Manager[1]	Since Inception	Managing Partner/Co-Founder, Constitution Capital Partners, LLC (since 2008)	1
Daniel M. Cahill DOB: 07/29/1963	Interested Manager[1]	Since Inception	Managing Partner/Co-Founder, Constitution Capital Partners, LLC (since 2008)	1
YooMee Kim DOB: 02/16/1986	Treasurer	Since Inception	Controller, Constitution Capital Partners, LLC (since 2020). Assistant Controller, Capital Crossing Servicing Company	1
Rob Hatch DOB: 07/21/1975	Secretary	Since Inception	Partner/Co-Founder, Constitution Capital Partners, LLC (since 2008)	1
Fred Teufel DOB: 09/05/1959	Chief Compliance Officer	Since Inception	Director, Vigilant Compliance Services	1

_______________________

*      Each Manager serves an indefinite term, until his or her successor is elected.

**    Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

***  The Fund Complex consists of the Fund.

(1)      John J. Guinee and Daniel M. Cahill are each deemed an “interested person” of the Fund due to each of their positions as a Managing Partner of the Adviser.

The statement of additional information includes additional information about the Managers of the Fund and is available, without charge, upon request, by calling the Fund at 855.551.CCPM (2276) or by visiting the SEC’s website at www.sec.gov.

Constitution Capital Access Fund, LLC
Other Information March 31, 2023 (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling 1-855-551-2276 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

Approval of Investment Management Agreement

At the meeting of the Board of Managers of Constitution Capital Access Fund, LLC (the “Board”) held on August 4, 2022 (the “Meeting”), the Board, including all of the Managers who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act (the “Independent Managers”), approved the investment management agreement between the Fund and the Adviser (the “Investment Management Agreement”).

In advance of the meeting, the Independent Managers requested and received extensive materials from the Adviser to assist them in considering the approval of the Investment Management Agreement. The Board did not consider any single factor as controlling in determining whether or not to approve the Investment Management Agreement, nor are the items described herein all-encompassing of the matters considered by the Board.

The Board engaged in a detailed discussion of the materials with management of the Adviser. The Independent Managers then met separately with independent counsel to the Independent Managers for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Investment Management Agreement.

Nature, Extent and Quality of Services

The Independent Managers reviewed and considered the nature and extent of the investment advisory services proposed to be provided by the Adviser to the Fund under the Investment Management Agreement, including the selection of Fund investments and the implementation of the Fund’s objective and strategies. The Independent Managers also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Adviser, including, among other things, providing office facilities, equipment, and personnel. The Independent Managers also reviewed and considered the qualifications of the key personnel of the Adviser who would provide the investment advisory and/or administrative services to the Fund. The Independent Managers determined that the Adviser’s key personnel are well-qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Independent Managers also took into account the Adviser’s compliance policies and procedures, including the procedures used to determine the value of the Fund’s investments. The Independent Managers concluded that the overall quality of the advisory and administrative services to be provided was satisfactory.

Performance

The Independent Managers considered the investment experience of the Adviser and its affiliates (the Adviser and its affiliates are collectively referred to herein as “CCP”). The Independent Managers also reviewed and considered the net performance record of CCP’s direct equity investments, primary investments and direct credit investment private fund products which have similar characteristics to the Fund, and of the Predecessor Fund. However, because the Fund had not yet commenced operations, the Independent Managers were not able to consider Fund performance.

Constitution Capital Access Fund, LLC
Other Information March 31, 2023 (Unaudited) (Continued)

Fees and Expenses Relative to Comparable Funds Managed by Other Investment Managers

The Independent Managers reviewed the proposed advisory fee rate and estimated total expense ratio of the Fund. The Independent Managers compared the advisory fee, incentive fee and pro-forma total expense ratio for the Fund with various comparative data, including a report of other comparable funds. In addition, the Independent Managers noted that the Adviser proposed to contractually limit total annual operating expenses of the Fund. The Independent Managers concluded that the advisory fees to be paid by the Fund and pro-forma total expense ratio were reasonable and satisfactory in light of the services proposed to be provided.

Breakpoints and Economies of Scale

The Independent Managers reviewed the structure of the Fund’s advisory fee under the Investment Management Agreement. The Independent Managers noted that since the Fund’s advisory fee does not have breakpoints, the advisory fee would not create economies of scale as the Fund grows. The Independent Managers noted that they would continue to monitor and discuss the appropriateness of breakpoints as the Fund grows.

Profitability of the Adviser

As to the cost of the services to be provided and to the profits to be realized by Adviser, the Independent Managers reviewed the Adviser’s estimates of its profitability and its financial condition. Although the Independent Managers considered and reviewed pro-forma information concerning the Adviser’s expected profits, due to the fact that operations for the Fund had not yet commenced, the Independent Managers made no determination with respect to profitability.

Ancillary Benefits and Other Factors

The Independent Managers also discussed other benefits to be received by the Adviser from its management of the Fund, including, without limitation, the potential for increased brand recognition for CCP because the Fund will be publicly offered. The Independent Managers noted that CCP did not have affiliations with the Fund’s transfer agent, administrator, custodian, or distributor and therefore would not derive any benefits from the relationships these parties may have with the Fund. The Independent Managers concluded that the advisory fees were reasonable in light of any fall-out benefits.

General Conclusion

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Independent Managers concluded that the terms of the Investment Management Agreement were reasonable and that it would be in the best interest of the Fund and its shareholders to approve the Investment Management Agreement for an initial two-year term.

Constitution Capital Access Fund, LLC
Privacy Policy March 31, 2023 (Unaudited)
FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number

•   Account balances

•   Account transactions

•   Transaction history

•   Wire transfer instructions

•   Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-877-779-1999

Constitution Capital Access Fund, LLC
Privacy Policy March 31, 2023 (Unaudited) (Continued)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

•   Open an account

•   Provide account information

•   Give us your contact information

•   Make a wire transfer

•   Tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•   Sharing for affiliates’ everyday business purposes – information about your creditworthiness

•   Affiliates from using your information to market to you

•   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

Our affiliates include companies such as Constitution Capital PM, LP, Constitution Capital Partners, LLC, Constitution Capital Equity Partners, LLC and Constitution Capital Credit Partners, LLC.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. The Fund doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. The Fund doesn’t jointly market.

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Investment Adviser
Constitution Capital PM, LP
300 Brickstone Square, 7th Floor
Andover, MA 01810

Custodian

UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Administrator, Transfer Agent, and Accountant

UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212-3949

Distributor

Foreside Financial Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
101 Seaport Boulevard, Suite 500
Boston, MA 02210

(b)    Not applicable.

ITEM 2.    CODE OF ETHICS.

(a)     The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)    Not applicable.

(c)     There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)    The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)     Not applicable.

(f)     The registrant’s code of ethics is attached as Exhibit (a)(1) to this Form N-CSR.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant’s board of managers has determined that Ms. Kristen Leopold, Mr. Kevin McMenimen, and Mr. J. Michael Fields are qualified to serve as the audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)     The aggregate fees billed for the fiscal year for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $206,100 for 2023.

Audit-Related Fees

(b)    The aggregate fees billed for the fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2023.

Tax Fees

(c)     The aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2023.

All Other Fees

(d)    The aggregate fees billed for the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2023.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor’s engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)    0%

(c)     0%

(d)    0%

(f)     The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)    The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last fiscal year of the registrant was $0 for 2023

(h)    The registrant’s audit committee of the board of managers has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)     Not applicable.

(j)     Not applicable.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.    SCHEDULE OF INVESTMENTS.

(a)     Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)    Not applicable.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Constitution Capital Access Fund, LLC
Proxy Voting Procedures
Adopted August 2022

Purpose:

Shareholders of the Fund expect the Fund to vote proxies received from issuers whose voting securities are held by the Fund. The Fund exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Fund’s and its shareholders’ investments.

Pursuant to the investment advisory agreement between the Fund and the investment adviser providing advisory services to the Fund, the Fund has delegated the authority to vote proxies received by the Fund regarding securities contained in its portfolio to the Adviser.

Policies and Procedures:

The Fund invests primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”). While it is unlikely that the Fund will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that the Fund does receive such notices or proxies and the Fund has voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by the Fund lies with the Adviser.

The Adviser will vote such proxies in accordance with the Adviser’s proxy policies and procedures. Constitution Capital PM, LP (“Constitution Capital” or the “Adviser”) acts as the adviser to the Constitution Capital Access Fund, LLC (the “Fund”). Rule 206(4)-6 under the Advisers Act requires a registered investment adviser with voting authority over client proxies to adopt proxy voting policies and procedures, including procedures to address material conflicts of interest, and to disclose such procedures and its specific voting history to clients. Accordingly, the Fund incorporates herein and makes a part hereof the Adviser’s proxy voting policies and procedures. These Policies are to be implemented by the Adviser for the Fund. To the extent that these Policies do not cover potential voting issues with respect to proxies received by the Fund, the Adviser shall act on behalf of the Fund to promote the Fund’s investment objectives, subject to the provisions of these Policies.

The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Fund, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

The Adviser shall be responsible for coordinating the delivery of proxies by the Fund’s custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a “Proxy Voting Service”).

Form N-PX

Rule 30b1-4 under the 1940 Act requires the Fund to file its complete proxy voting record on an annual basis on Form N-PX for the period July 1 of each year to June 30 of the following year. Reports on Form N-PX must be filed no later than August 31 of each year.

Administrator/CCO Responsibility: Form N-PX shall initially be prepared by the Fund’s administrator. The Fund’s administrator shall file the Form N-PX in a timely manner and the Fund’s counsel shall review each such report. The CCO shall review all filings to determine that they were filed in a timely manner.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following is biographical information about the members of Constitution Capital PM, LP (the “Investment Adviser”) who are primarily responsible for the day-to-day portfolio management of Constitution Capital Access Fund, LLC as of March 31, 2023:

John J. Guinee | Managing Partner

Prior to co-founding Constitution Capital, Mr. Guinee was an Investment Director for Standard Life Investments Private Equity USA. Previously, he was a Vice President of Business Development at State Street Corporation. Mr. Guinee started his private equity career at GE Capital’s Corporate Finance Group, where he was a member of the Corporate Restructuring Group. Mr. Guinee earned his BS in Finance from Babson College, received his MBA from UCLA Anderson School of Management and is a graduate of GE’s Financial Management Program.

Daniel M. Cahill | Managing Partner

Prior to co-founding Constitution Capital, Mr. Cahill was Head of Standard Life Investments Private Equity USA. Previously, he was a founding member of Wilton Asset Management, a private equity fund of funds business at State Street Global Advisors. Mr. Cahill started his private equity career at GE Capital’s Corporate Finance Group where he became Vice President and was responsible for originating, structuring and negotiating leveraged buyouts, recapitalizations and growth equity transactions. Mr. Cahill earned his BS in Business Administration from Oswego University, received his MBA from Binghamton University and is a graduate of GE’s Financial Management Program.

Robert M. Hatch | Partner

Mr. Hatch was one of the founding partners of Constitution Capital. Prior to joining Constitution Capital, Mr. Hatch was an Investment Director at Standard Life Investments Private Equity USA. Previously, Mr. Hatch worked at Argo Global Capital, a private equity firm with $475 million under management. Mr. Hatch began his career in the investment banking group of State Street Corporation. Mr. Hatch earned his MBA from The Tuck School of Business at Dartmouth and his undergraduate degree from Harvard University in Applied Mathematics and Statistics, cum laude. Mr. Hatch is a CFA charterholder.

Vicente Miguel T. Ramos | Partner

Mr. Ramos was one of the founding partners of Constitution Capital. Prior to joining Constitution Capital, he was an Investment Director at Standard Life Investments Private Equity USA. Previously, Mr. Ramos worked at Lehman Brothers. Mr. Ramos began his career in the investment banking group at State Street Corporation where he focused on private placements and M&A transactions. Mr. Ramos earned his MBA from The Tuck School of Business at Dartmouth and his undergraduate degree from Dartmouth College where he completed a double major in Economics and Engineering Sciences. Mr. Ramos is a CFA charterholder.

Alexander R. Tatum | Partner

Mr. Tatum was one of the founding members of Constitution Capital. Prior to joining Constitution Capital, Mr. Tatum was an Investment Manager at Standard Life Investments Private Equity USA. Previously, he was a financial analyst with Goldman Sachs. Mr. Tatum began his career with SunTrust Robinson Humphrey as a financial analyst in their investment banking division. Mr. Tatum earned his MBA from The Tuck School of Business at Dartmouth and his undergraduate degree from Bowdoin College where he completed a major in Economics.

Daniel H. Clare | Partner and Head of Credit

Mr. Clare heads the Constitution Capital Credit Partners team. From 2010 to 2016, he was a Managing Director at Ascribe Capital, formerly known as American Securities Opportunities Fund. Previously, he was a Senior Managing Director at Diamond Castle Partners, which he joined alongside other investment professionals from DLJ Merchant Banking Partners. He held prior roles as a management consultant at Bain & Company and in the investment banking division at Goldman Sachs. Mr. Clare earned his MBA from Harvard Business School and his undergraduate degree from Haverford College.

Christopher S. Faucher | Principal

Mr. Faucher is responsible for screening, evaluating, negotiating and monitoring private equity and credit investments. Prior to joining Constitution Capital in November 2015, Mr. Faucher was a Management Consultant at RSM US (formerly McGladrey). Mr. Faucher earned his undergraduate degree from Elon University with a major in Finance and graduated cum laude. Mr. Faucher is a CFA charterholder.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s Portfolio Management Team and assets under management in those accounts, as of March 31, 2023.

Name of Portfolio Management Team Member	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:			Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Daniel M. Cahill	0	1 account, $1,718,521	1 account, $442,951,234	0	17 accounts, $4,087,999,558	0
John J. Guinee	0	1 account, $1,718,521	1 account, $442,951,234	0	17 accounts, $4,087,999,558	0
Robert M. Hatch	0	1 account, $1,718,521	1 account, $442,951,234	0	13 accounts, $3,805,427,153	0
Vicente M. Ramos	0	1 account, $1,718,521	1 account, $442,951,234	0	13 accounts, $3,805,427,153	0
Alexander R. Tatum	0	1 account, $1,718,521	1 account, $442,951,234	0	13 accounts, $3,805,427,153	0
Daniel H. Clare	0	0	0	0	4 accounts, $282,572,405	0
Christopher S. Faucher	0	0	0	0	0	0

Table above represents regulatory assets under management.

Conflicts of Interest

Members of the Portfolio Management Team are involved in the management of other accounts, including proprietary accounts, separate accounts, and other pooled investment vehicles. Members of the Portfolio Management Team may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities.

The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Managers

The Adviser is an affiliate of Constitution Capital Partners, LLC. The Adviser has designed its compensation structure to encourage employee retention and alignment of interest with investors. Team members are compensated based on a base salary and an annual performance-based discretionary bonus. All professionals are paid a competitive base salary and discretionary bonus based on performing their investment duties, individual execution, and overall performance of the firm. In addition, eligible employees receive a meaningful amount of carried interest from certain clients of the Adviser’s affiliates, further providing alignment of interests.

(a)(4) Disclosure of Securities Ownership

Portfolio Management Team’s ownership of securities in the Fund

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member (as of March 31, 2023):
John J. Guinee	None
Daniel M. Cahill	None
Robert M. Hatch	None
Vicente M. Ramos	None
Alexander R. Tatum	None
Daniel H. Clare	None
Christopher S. Faucher	None

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of managers, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)     The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 13.  EXHIBITS.

(a)(1)	Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Constitution Capital Access Fund, LLC
By (Signature and Title)*	/s/ John J. Guinee
John J. Guinee, President
(Principal Executive Officer)
Date:	June 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John J. Guinee
John J. Guinee, President
(Principal Executive Officer)
Date:	June 9, 2023
By (Signature and Title)*	/s/ YooMee Kim
YooMee Kim, Treasurer
(Principal Financial Officer)
Date:	June 9, 2023

____________

*        Print the name and title of each signing officer under his or her signature.